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                                                                    EXHIBIT 32.2


              CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of SEDONA Corporation on Form 10-KSB for the year ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Anita M. Primo, Chief Financial Officer of SEDONA Corporation certify, pursuant Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of SEDONA Corporation.


Dated:   April 14, 2006              /s/ ANITA M. PRIMO
         --------------              ------------------------------------------
                                     Anita M. Primo
                                     Vice President and Chief Financial Officer

                                     (Principal Financial Officer)